                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                                 AS ENACTED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-Q, Third Wave Technologies, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Puisis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                  /s/ John Puisis
                                                  -----------------------------
                                                  John Puisis
                                                  Chief Financial Officer
                                                  May 15, 2003